TILSON INVESTMENT TRUST

TILSON FOCUS FUND
TILSON DIVIDEND FUND

SUPPLEMENT

Dated October 14, 2010

This Supplement to the Prospectus (“Prospectus”) for the Tilson Focus Fund and the Tilson Dividend Fund (“Funds”), each a series of Tilson Investment Trust (“Trust”), dated March 1, 2010, and the Statement of Additional Information (“SAI”) for the Funds, dated March 1, 2010, and supplemented September 2, 2010, updates the Prospectus and SAI to revise the information as described below.  Together, the Funds’ Prospectus and SAI, both dated March 1, 2010, the Supplement to the Funds’ SAI dated September 2, 2010, and this Supplement to the Prospectus and SAI, constitute the Funds’ current Prospectus and SAI.  For further information, please contact the Funds toll-free at 1-888-4TILSON (1-888-484-5766).  You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds c/o Nottingham Shareholder Services at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

The Prospectus and SAI are being revised in order to change the address of the Trust and T2 Partners Management LP, the investment advisor to the Funds (“Advisor”), as follows:

•	Effective October 14, 2010, the address of the Trust should read as follows:

767 Fifth Avenue, 18th Floor
New York, New York 10153

•	Effective October 14, 2010, the address of the Advisor should read as follows:

767 Fifth Avenue, 18th Floor
New York, New York 10153

Therefore, all references to the address of the Trust and the Advisor in the Prospectus and SAI should be amended to reflect this change.

Investors Should Retain This Supplement for Future Reference